SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 30, 1996


                               IMNET SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



      Delaware                         0-26306                   39-1730068
State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)




  8601 Dunwoody Place Atlanta, Georgia                                 30350
(Address of principal executive offices)                           (Zip Code)




        Registrant's telephone number including area code (770) 998-2200



  (Former name or former address, if changed since last report) Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 30, 1996, IMNET Systems, Inc., a Delaware corporation ("Registrant") acquired Hunter International, Inc., an Oregon corporation
("Hunter"). On that date Hunter was merged with and into IMNET Oregon Acquisition Corporation, a Delaware corporation ("Newco") wholly-owned by Registrant, pursuant to an Agreement and Plan of Merger ("Merger Agreement"). Hunter is an Oregon-based provider of a software product line used in electronic report management and distribution, primarily for the healthcare and financial services industries. In addition to acquiring the rights to the software product line, Registrant, through Newco, acquired Hunter's other assets, assumed its leasehold and certain other contractual obligations, and hired its employees. The former Hunter employees will continue to work on the software product line.

     In consideration of the merger and pursuant to the Merger Agreement, Registrant delivered 429,292 shares of Common Stock of Registrant to Hunter's stockholders. Hunter's stockholders were Mr. Larry C. Hunter and Mr. Paul Sherman, of Wilsonville, Oregon. The consideration given to acquire the business of Hunter was determined as a result of arm's-length negotiations between unrelated parties. The Company has accounted for the merger as a pooling of interests pursuant to APB No. 16.

     The description of the merger contained herein is qualified in its entirety by reference to the Agreement and Plan of Merger dated as of September 30, 1996 by and among Registrant, Newco, Hunter and the stockholders of Hunter attached hereto as Exhibit 2.1 and incorporated herein by reference.





368098.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by
Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after October 14, 1996.

     (b) Pro Forma Financial Information.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b) of Form 8- K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after October 14, 1996.

     (c) Exhibits.

Exhibit
Number                                                Description
------                                                -----------

2.1* Agreement and Plan of Merger dated as of September 30, 1996 among the Registrant, Hunter International, Inc., Larry C. Hunter and Paul Sherman.

----------

    * THE COMPANY HAS APPLIED FOR CONFIDENTIAL TREATMENT OF PORTIONS OF THIS AGREEMENT. ACCORDINGLY, PORTIONS THEREOF HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. IN ADDITION, IN ACCORDANCE WITH
ITEM 601(B)(2) OF REGULATION S-K, THE SCHEDULES HAVE BEEN OMITTED AND A LIST BRIEFLY DESCRIBING THE SCHEDULES IS AT THE END OF THE EXHIBIT. THE REGISTRANT WILL FURNISH SUPPLEMENTALLY A COPY OF ANY OMITTED SCHEDULE TO THE COMMISSION UPON REQUEST.





368098.1

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMNET SYSTEMS, INC.



Date:  October 11, 1996              By: /s/ Raymond L. Brown
                                       ---------------------
                                        Raymond L. Brown
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)







368098.1

                                  EXHIBIT INDEX




Exhibit                                                         SEQUENTIAL
Number         Description                                       PAGE NO.
------         -----------                                       --------

2.1*     Agreement  and  Plan of  Merger
         dated as of September  30, 1996
         among  the  Registrant,  Hunter
         International,  Inc.,  Larry C.
         Hunter and Paul Sherman.


----------

    * THE COMPANY HAS APPLIED FOR CONFIDENTIAL TREATMENT OF PORTIONS OF THIS AGREEMENT. ACCORDINGLY, PORTIONS THEREOF HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. IN ADDITION, IN ACCORDANCE WITH
ITEM 601(B)(2) OF REGULATION S-K, THE SCHEDULES HAVE BEEN OMITTED AND A LIST BRIEFLY DESCRIBING THE SCHEDULES IS AT THE END OF THE EXHIBIT. THE REGISTRANT WILL FURNISH SUPPLEMENTALLY A COPY OF ANY OMITTED SCHEDULE TO THE COMMISSION UPON REQUEST.





368098.1

                               IMNET SYSTEMS, INC.


                                 CURRENT REPORT


                                       ON


                                    FORM 8-K


                                 EXHIBIT VOLUME



368098.1